Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

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Supplement dated May 7, 2013

To

Prospectus dated April 27, 2012

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This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 27, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

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This supplement amends the Prospectus as follows:

Increase in Public Offering Price

On May 7, 2013, our board of directors approved an increase in our public offering price from $11.05 to $11.10 per share. This increase in our public offering price to $11.10 per share is effective as of May 7, 2013. The purpose of this action was to ensure that our net asset value per share does not exceed our net offering price per share, as required by the Investment Company Act of 1940, as amended. As a result of the increase in our public offering price per share, our maximum sales load per share and the net proceeds per share will correspondingly increase from $1.105 to $1.110 and from $9.945 to $9.99, respectively.